UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2013

Date of reporting period:  August 31, 2013

Item 1. Reports to Stockholders.

Advantus Strategic Dividend Income Fund
Institutional Class Shares – VSDIX

Annual Report

www.advantuscapital.com	August 31, 2013

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

September 12, 2012 (inception) through August 31, 2013

Strategic Dividend Income Fund

Managers:
By Joseph Betlej, CFA, Lowell R. Bolken, CFA & Craig Stapleton, CFA
Advantus Capital Management

MARKET SECTOR UPDATE

For the period September 12, 2012 inception through August 31, 2013, the Advantus Strategic Dividend Income Fund (SDI) returned 5.23 percent, underperforming the strong return of the Standard & Poor’s 500 Index at 16.13 percent.  The SDI Fund, however, did well versus most dividend income sectors over the period.  Dividend yield and relative volatility were consistent with expectations.

While the first half of the year was positive for the Fund, challenges emerged in the second half when markets anticipated that the Federal Reserve would taper its Quantitative Easing program. Interest rates rose, and the premium the market had placed on dividend-paying stocks shrunk, sending stock prices down.

Master Limited Partnerships (MLPs) shrugged off the rate increases and, on prospects for higher growth, powered through the drop. MLPs remain on a strong growth trajectory, led by robust investment in domestic energy infrastructure.  Manufacturing growth and enhanced production techniques for oil and gas extraction have been driving increased demand for energy infrastructure. Energy-related capital expenditures have remained high, a positive trend for future MLP revenue and cash growth.

The utility sector was strong in the first half, as investors sought defensive positions in the low interest rate environment.  The sector later in the year experienced weakness as it faced lower demand, largely from the residential sector. Energy efficient improvements have been holding down demand. The expense of complying with environmental regulations has raised costs, but provided areas for new investment. However, investment returns have been held down by regulators in the low interest rate environment. Utilities in regions with industrial and manufacturing growth have fared better than the overall sector.

Fundamentals for Real Estate Investment Trusts (REITs) showed good improvement during the year, although yield-oriented REITs were affected by the consensus expectation for rising interest rates.  Additionally, REITs have continued to take advantage of their low cost of capital to purchase assets that can add to earnings.

We did not favor Treasury Inflation-Protected Securities (TIPS) in the portfolio for much of the year, as for most of this period they produced negative yields. Rising interest rates are now creating better values in TIPS, which perform a necessary function in the portfolio as a volatility dampener.

MLPs and utilities were the best performing sectors over the year. MLPs benefitted from infrastructure growth, and utilities were attractive early on. TIPS and Telecommunications were lesser performers. Stock picking, particularly in the MLP and REIT sectors, contributed significantly to returns.

The Fund’s diversification across high income equity sectors allowed the Fund to experience substantially less volatility than the S&P 500 Index over this period. As measured by the deviation of daily returns versus the S&P 500, the Fund’s volatility for the period was 10.18 percent, versus 11.77 percent for the S&P 500 Index.

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

STRATEGY

Over the course of the year we made a partial shift to companies with opportunities for lower yield but higher growth. We expect these companies to generate improved growth in earnings and dividends, leading to rising stock prices. Over the long term, dividend growth drives income-oriented stock prices.

A recent drop in share prices has also increased yields and expanded the universe of companies we can select for the portfolio. Higher yields are allowing us to invest in companies previously outside our targets, and we are using this opportunity strategically to improve portfolio quality.

OUTLOOK

We expect high-income equities to continue to provide superior returns over the long term. They could, however, go through periods of underperformance during the kind of short-term market gyration that occurred late in the Fund’s first year.  In these periods, companies with higher levels of growth tend to be the best investments.

We expect interest rates to remain in a range similar to the final two quarters of the Fund’s year. Economic growth is modest and inflation remains low.

Companies with solid balance sheets and access to capital should perform well in this environment. REITs and MLPs are generating higher revenue growth than the broader market, creating higher quality earnings growth.

The information contained herein represents the opinion of Advantus Capital Management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Past performance is not a guarantee of future results.

S&P 500 is one of the most commonly used benchmarks for the overall U.S. stock market. It is a market value weighted index and each stock’s weight is proportionate to its market value.

One cannot invest directly in an index.

Fund holdings and sector allocation are subject to change and should not be considered a recommendation to buy or sell any security.

Mutual fund investing involves risk. Principal loss is possible. Investors should be aware of the risks involved with investing in a fund concentrating in a specific industry such as REITs or real estate securities. These include risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. Investing in small and medium-sized companies involves greater risks than those associated with investing in large company stocks, such as business risk, significant stock price fluctuations and illiquidity.  The Fund may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund may invest in ETFs and ETNs, which are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to it net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. MLPs are subject certain risks inherent in the structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates. The fund may also use options and future contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. Writing covered calls may limit the upside potential of the underlying security and may obligate the Fund to purchase the underlying security during unfavorable market conditions.

Diversification does not assure a profit nor protect against loss in a declining market.

Must be preceded or accompanied by a prospectus.

The Advantus Strategic Dividend Income Fund is distributed by Quasar Distributors, LLC.

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Value of $1,000,000 Investment (Unaudited)

The chart assumes an initial investment of $1,000,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Rates of Return % – As of August 31, 2013

Since Inception(1)
Advantus Strategic Dividend Income Fund	5.23%
S&P 500 Index(2)	16.13%

(1)	September 12, 2012.
(2)	The Standard & Poor’s 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Expense Example (Unaudited)
August 31, 2013

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2013 – August 31, 2013).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	3/1/13	8/31/13	3/1/13 – 8/31/13(1)
Actual(2)	$1,000.00	$ 978.00	$4.74
Hypothetical (5% annual return before Expenses)	$1,000.00	$1,020.42	$4.84

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.95%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended August 31, 2013 of -2.20%.

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Sector Allocation (Unaudited)
As of August 31, 2013(1)
(% of net assets)

Top Ten Equity Holdings (Unaudited)
As of August 31, 2013(1)
(% of net assets)

OMEGA Healthcare Investors	3.6%
Pepco Holdings	3.5%
Senior Housing Properties Trust	3.3%
Colony Financial	3.1%
Agree Realty	3.0%
Starwood Property Trust	2.6%
Sun Communities	2.6%
Capstead Mortgage	2.4%
Buckeye Partners	2.3%
Government Properties Income Trust	2.3%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Schedule of Investments
August 31, 2013

	Shares	Value
REIT COMMON STOCKS – 49.1%

Apartments – 2.6%
Campus Crest Communities	111,100	$1,175,438
Home Properties	6,900	398,130
		1,573,568

Health Care – 11.0%
HCP	5,900	240,307
Health Care REIT	15,900	976,896
Healthcare Trust of America, Class A	59,100	608,730
LTC Properties	17,200	609,396
OMEGA Healthcare Investors	75,700	2,149,880
Senior Housing Properties Trust	88,600	2,015,650
		6,600,859

Hotels – 2.3%
Hospitality Properties Trust	42,000	1,134,840
Ryman Hospitality Properties	8,100	267,624
		1,402,464

Industrial – 2.6%
Pure Industrial Real Estate Trust (a)	57,100	229,311
STAG Industrial	66,600	1,332,000
		1,561,311

Manufactured Homes – 2.6%
Sun Communities	36,000	1,546,920

Mortgage – 11.3%
Capstead Mortgage	122,500	1,438,150
Colony Financial	93,600	1,850,472
MFA Financial	149,000	1,072,800
Starwood Property Trust	62,600	1,560,618
Two Harbors Investment	95,900	912,009
		6,834,049

Net Lease – 6.4%
Agree Realty	66,204	1,794,128
EPR Properties	19,300	945,314
Select Income REIT	45,900	1,116,747
		3,856,189

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Schedule of Investments
August 31, 2013

	Shares	Value
REIT COMMON STOCKS – 49.1% (Continued)

Office – 5.5%
Digital Realty Trust	10,000	$556,000
Dundee Real Estate Investment Trust, Class A (a)	36,800	1,020,184
Government Properties Income Trust	58,000	1,356,040
Mack-Cali Realty	17,700	382,320
		3,314,544

Retail – 4.8%
Amreit	17,196	290,097
Calloway Real Estate Investment Trust (a)	16,000	369,885
Excel Trust	15,100	176,066
Inland Real Estate	35,023	343,576
RioCan Real Estate Investment Trust (a)	48,800	1,091,085
Spirit Realty Capital	69,420	604,648
		2,875,357
Total REIT Common Stocks
(Cost $29,992,887)		29,565,261

OTHER COMMON STOCKS – 16.1%

Energy – 1.0%
Vanguard Natural Resources	21,037	577,466

Infrastructure – 1.7%
Macquarie Infrastructure Company	19,500	1,047,930
Telecommunications – 2.7%
CenturyLink	38,700	1,281,744
Deutsche Telekom – ADR	26,800	343,308
		1,625,052

Utilities – 10.7%
Duke Energy	15,300	1,003,680
E.ON – ADR	24,300	385,320
NRG Yield, Class A (b)	1,113	31,008
Pepco Holdings	111,400	2,109,916
PPL Corporation	32,200	988,540
TECO Energy	62,200	1,028,166
The Southern Company	22,400	932,288
		6,478,918

Total Other Common Stocks
(Cost $10,114,320)		9,729,366

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Schedule of Investments
August 31, 2013

	Shares	Value
MASTER LIMITED PARTNERSHIPS – 14.7%

Energy – 14.7%
Access Midstream Partners	2,393	$109,145
Atlas Pipeline Partners	26,700	1,035,960
Boardwalk Pipeline Partners	27,400	823,644
Buckeye Partners	20,200	1,414,000
DCP Midstream Partners	27,200	1,303,696
Enbridge Energy Partners	33,300	993,006
Energy Transfer Partners	25,400	1,302,258
Enterprise Products Partners	3,100	184,202
MarkWest Energy Partners	8,100	540,999
Regency Energy Partners	20,300	548,709
Summit Midstream Partners	17,800	587,044
Total Master Limited Partnerships
(Cost $7,071,435)		8,842,663

REIT PREFERRED STOCKS – 10.7%

Apartments – 0.2%
Essex Property Trust, Series H	4,400	113,432

Hotels – 2.3%
Hersha Hospitality Trust, Series B	14,144	358,550
LaSalle Hotel Properties, Series I	24,600	516,600
Pebblebrook Hotel Trust, Series A	8,190	205,487
Summit Hotel Properties, Series C	12,600	291,438
		1,372,075

Manufactured Homes – 0.6%
Equity LifeStyle Properties, Series C	16,500	379,665

Mortgage – 0.2%
Colony Financial, Series A	4,500	112,860

Office – 1.8%
Digital Realty Trust, Series E	3,800	90,060
Kilroy Realty, Series H	16,600	362,461
PS Business Parks, Series S	12,500	290,875
PS Business Parks, Series U	16,100	337,134
		1,080,530

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Schedule of Investments
August 31, 2013

	Shares	Value
REIT PREFERRED STOCKS – 10.7% (Continued)

Retail – 5.6%
CBL & Associates Properties, Series E	31,200	$714,480
DDR, Series J	26,700	611,430
National Retail Properties, Series D	9,200	213,164
National Retail Properties, Series E	28,800	586,368
Realty Income, Series F	7,300	176,222
Saul Centers, Series C	13,100	309,422
Taubman Centers, Series J	20,300	465,479
Urstadt Biddle Properties, Series F	12,000	286,800
		3,363,365
Total REIT Preferred Stocks
(Cost $7,098,747)		6,421,927

	Par
U.S. GOVERNMENT SECURITIES – 6.4%

U.S. Treasury Bonds – 6.4%
1.250%, 01/15/2021 (c) (d)	$533,715	564,779
0.625%, 07/15/2021 (c)	518,015	529,063
0.125%, 01/15/2023 (c)	404,648	386,044
2.375%, 01/15/2025 (c)	619,385	726,858
3.875%, 04/15/2029 (c)	710,200	1,002,270
2.125%, 02/15/2040 (c)	270,085	316,189
2.125%, 02/15/2041 (c)	266,568	312,738
Total U.S. Government Securities
(Cost $4,352,047)		3,837,941

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Schedule of Investments
August 31, 2013

	Shares	Value
EXCHANGE TRADED FUND – 0.3%
PowerShares DB Commodity Index Tracking Fund (b)
(Cost $205,420)	7,400	$197,284

SHORT-TERM INVESTMENT – 2.5%
First American Government Obligations, Class Z, 0.01% (e)
(Cost $1,525,647)	1,525,647	1,525,647

Total Investments – 99.8%
(Cost $60,360,503)		60,120,089
Other Assets and Liabilities, Net – 0.2%		115,297
Total Net Assets – 100.0%		$60,235,386

(a)	The Fund held 4.5% of net assets in foreign securities at August 31, 2013.
(b)	Non-income producing security.
(c)
U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(d)	All or a portion of this security has been deposited as initial margin on open futures contracts.
(e)	Variable Rate Security – The rate shown is the rate in effect as of August 31, 2013.
REIT – Real Estate Investment Trust
ADR – American Depositary Receipt

Schedule of Open Futures Contracts

	Number of			Unrealized
Description	Contracts Purchased	Market Value	Settlement Month	Appreciation
CBOE Volatility Index	5	$90,750	October 2013	$3,237

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Statement of Assets and Liabilities
August 31, 2013

ASSETS:
Investments, at value
(cost $60,360,503)	$60,120,089
Receivable for investment securities sold	268,678
Dividends & interest receivable	84,994
Variation margin receivable	1,000
Prepaid expenses	18,775
Total assets	60,493,536

LIABILITIES:
Payable for investment securities purchased	172,843
Payable to adviser, net	32,710
Payable for fund administration & accounting fees	12,350
Payable for compliance fees	2,002
Payable for custody fees	6,002
Payable for transfer agent fees and expenses	4,195
Payable to trustees	122
Accrued expenses	27,926
Total liabilities	258,150

NET ASSETS	$60,235,386

NET ASSETS CONSIST OF:
Paid-in capital	$59,285,830
Distributions in excess of net investment income	(9,180)
Accumulated undistributed net realized gain on investments	1,195,987
Net unrealized depreciation on investments and translations of foreign currency	(240,488)
Net unrealized appreciation on futures contracts	3,237
Net Assets	$60,235,386

Shares issued and outstanding(1)	5,895,366

Net asset value, redemption price and offering price per share	$10.22

(1)	Unlimited shares authorized without par value.
.
See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Statement of Operations
For the Period September 12, 2012 (Inception) Through August 31, 2013

INVESTMENT INCOME:
Dividends from common stock	$1,928,798
Less: Foreign taxes withheld	(27,144)
Net dividend income from common stock	1,901,654
Distributions received from master limited partnerships	516,447
Less: return of capital on distributions	(516,447)
Net distribution income from master limited partnerships	—
Interest income	32,025
Total investment income	1,933,679

EXPENSES:
Advisory fees (See note 5)	361,819
Fund administration & accounting fees (See note 5)	71,416
Federal & state registration fees	36,104
Custody fees (See note 5)	34,007
Transfer agent fees (See note 5)	27,445
Audit fees	16,001
Compliance fees (See note 5)	12,002
Trustee fees	10,000
Legal fees	9,093
Postage & printing fees	7,502
Other	4,076
Total expenses before reimbursement	589,465
Less: Reimbursement by Adviser	(131,161)
Net expenses	458,304

NET INVESTMENT INCOME	1,475,375

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments, including foreign currency gain/loss	1,551,880
Net realized loss on futures contracts	(250,696)
Net change in unrealized depreciation of investments and translations of foreign currency	(240,488)
Net change in unrealized appreciation on futures contracts	3,237

Net realized and unrealized gain on investments	1,063,933

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,539,308

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Statement of Changes in Net Assets

For The Period
September 12, 2012
(Inception)
Through
August 31, 2013
OPERATIONS:
Net investment income	$1,475,375
Net realized gain on investments, including foreign currency gain/loss	1,551,880
Net realized loss on futures contracts	(250,696)
Net change in unrealized depreciation on
investments and translations of foreign currency	(240,488)
Net change in unrealized appreciation on futures contracts	3,237
Net increase in net assets resulting from operations	2,539,308

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	58,553,256
Proceeds from reinvestment of distributions	732,840
Payments for shares redeemed	—
Net increase in net assets resulting from capital share transactions	59,286,096

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,579,656)
From net realized gains	(10,362)
Total distributions to shareholders	(1,590,018)

TOTAL INCREASE IN NET ASSETS	60,235,386

NET ASSETS:
Beginning of period	—
End of period, including distributions in excess of
net investment income of $(9,180)	$60,235,386

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Financial Highlights

For The Period
September 12, 2012
(Inception)
Through
August 31, 2013
PER SHARE DATA:(1)

Net asset value, beginning of period	$10.00

INVESTMENT OPERATIONS:
Net investment income	0.29
Net realized and unrealized gain on investments
and translations of foreign currencies	0.24
Total from investment operations	0.53

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.31)
Dividends from net capital gains(2)	—
Total distributions	(0.31)
Net asset value, end of period	$10.22

TOTAL RETURN(3)	5.23%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$60.2

Ratio of expenses to average net assets:
Before expense reimbursement(4)	1.22%
After expense reimbursement(4)	0.95%

Ratio of net investment income to average net assets:
Before expense reimbursement(4)	2.79%
After expense reimbursement(4)	3.06%

Portfolio turnover rate(3)	37%

(1)	For a Fund share outstanding for the entire period.
(2)	Amount per share is less than $0.01.
(3)	Not annualized.
(4)	Annualized.

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Notes to Financial Statements
August 31, 2013

1.  ORGANIZATION

Advantus Strategic Dividend Income Fund (the “Fund”) is a diversified series of Managed Portfolio Series (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.  The investment objective of the Fund is above average income and long-term growth of capital.  The Fund seeks to achieve its objective by investing primarily in dividend-paying equity securities, including common and preferred stocks of utilities, infrastructure-related, real estate-related and other companies.  Typically, Advantus Capital Management, Inc. (the “Adviser”) allocates 50% or more of the Fund’s total assets to real estate securities. The Fund may also invest up to 25% of its total assets in the securities of master limited partnerships (“MLPs”). In addition, the Adviser may invest in exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”), Treasury inflated-protected securities (“TIPS”), and futures and may write covered calls to accomplish one or more of the following: manage inflation or volatility, increase income, or gain market exposure. The Fund commenced operations on September 12, 2012.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund.  Therefore, no federal income or excise tax provision is required.  As of and during the period ended August 31, 2013, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended August 31, 2013, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations.  During the period ended August 31, 2013, the Fund did not incur any interest or penalties.  The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Security Transactions, Income and Distributions – The Fund records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund will make distributions of net investment income quarterly.  Any net realized long term or short term capital gains on sales of the Fund’s securities are distributed to shareholders at least annually. Distributions from net realized gains for book purposes may include short term capital gains. All short term capital gains are included in ordinary income for tax purposes. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Notes to Financial Statements – Continued
August 31, 2013

the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.  For the period ended August 31, 2013, the Fund increased distributions in excess of net investment income by $95,101, decreased accumulated undistributed net realized gain by $94,835, and decreased paid-in capital by $266.

Distributions received from the Fund’s investments in MLPs generally are comprised of ordinary income and return of capital from the MLPs. The Fund allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received.  Such estimates are based on information provided by each MLP and other industry sources.  These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

Distributions received from the Fund’s investments in REITs may be characterized as ordinary income, net capital gain, or a return of capital to the REIT shareholder. The proper characterization of REIT distributions is generally not known until after the end of each calendar year.  The Fund must use estimates in reporting the character of their income and distributions for financial statement purposes. The actual character of distributions to Fund shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by a fund shareholder may represent a return of capital.

Futures Contracts and Options on Futures Contracts – The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange risk in the normal course of pursuing their investment objectives. The Fund uses futures contracts and options on futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Funds are required to deposit with the broker, either in cash or securities, an initial margin deposit in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The use of futures contracts, and options on futures contracts, involves the risk of imperfect correlation in movements in the price of futures contracts and options thereon, interest rates and the underlying hedged assets.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Notes to Financial Statements – Continued
August 31, 2013

Indemnifications – Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.  In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties.  The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur.  However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.  SECURITIES VALUATION

The Fund has adopted fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical assets or liabilities.

Level 2 –
Observable inputs other than quoted prices included in Level 1.  These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –	Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Equity Securities – Equity securities, including common stocks, preferred stocks, ETFs, MLP’s and real estate investment trusts (“REITS”) that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

U.S. Government & Agency Securities – U.S. government & agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  U.S. government and agency securities are categorized in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

Investment Companies – Investments in other mutual funds, including money market funds, are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Notes to Financial Statements – Continued
August 31, 2013

Derivative Instruments – Listed derivatives, including options, rights, warrants and futures that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.  The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of August 31, 2013:

Description	Level 1	Level 2	Level 3	Total
REIT Common Stock	$29,565,261	$—	$—	$29,565,261
Other Common Stock	9,729,366	—	—	9,729,366
Master Limited Partnerships	8,842,663	—	—	8,842,663
REIT Preferred Stock	6,059,466	362,461	—	6,421,927
U.S. Government Securities	—	3,837,941	—	3,837,941
Exchange-Traded Fund	197,284	—	—	197,284
Short-Term Investment	1,525,647	—	—	1,525,647
Total investments in securities	$55,919,687	$4,200,402	$—	$60,120,089

As of August 31, 2013, the Fund’s investments in other financial instruments* were classified as follows:

Long Futures Contracts	$3,237	$—	$—	$3,237

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, which are presented at the unrealized appreciation (depreciation) on the investment.

Refer to the Fund’s Schedule of Investments for additional industry information.  Transfers between levels are recognized at the end of the reporting period.  During the period ended August 31, 2013, the Fund recognized no transfers between levels. The Fund did not invest in any Level 3 investments during the period.

4.  DERIVATIVES TRANSACTIONS

The Fund may use derivatives for different purposes, such as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The various derivative instruments that the Fund may use are options, futures contracts and options on futures contracts and other derivative securities. The Fund may also use derivatives for leverage, in which case their use would involve leveraging risk. A Fund investing in a derivative instrument could lose more than the principal amount invested.

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Notes to Financial Statements – Continued
August 31, 2013

FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”) requires enhanced disclosures about the Fund’s use of, and accounting for, derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Average Balance Information – The average monthly market values of written options during the period ended August 31, 2013, was $0. The average monthly notional amount of long futures contracts during the period ended August 31, 2013 was $175,354.

Transactions in written options contracts for the period ended August 31, 2013, are as follows:

	Number of Contracts	Premiums Received
Beginning Balance	—	$—
Options written	(139)	(2,641)
Options closed
Options expired
Option exercised	139	2,641
Outstanding at August 31, 2013	—	$—

As of August 31, 2013, the Fund held 5 equity contracts for delivery in October 2013. The Fund has recorded an unrealized gain of $3,237 as of August 31, 2013 related to these contracts.

The locations on the Statement of Assets and Liabilities of the Fund’s derivative positions by type of exposure, all of which are not accounted for as hedging instruments under ASC 815, are as follows:

Values of Derivative Instruments as of August 31, 2013 on the Statement of Assets and Liabilities:

	Assets		Liabilities
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value	Location	Fair Value
	Net Assets –		Net Assets –
	unrealized		unrealized
	appreciation on		depreciation on
Equity Contracts – Futures*	futures contracts	$3,237	futures contracts	$—
Total	$3,237	$—

*	Includes cumulative appreciation of futures contracts as reported in Schedule of Open Futures Contracts. The current day’s variation margin is reported within the Statement of Assets & Liabilities.

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Notes to Financial Statements – Continued
August 31, 2013

The effect of Derivative Instruments on the Statement of Operations for the period ended August 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as
hedging instruments under ASC 815	Futures
Equity Contracts	$(250,696)
Total	$(250,696)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as
hedging instruments under ASC 815	Futures
Equity Contracts	$3,237
Total	$3,237

5.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.75% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 0.95% of average daily net assets.  Any such reduction made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to possible reimbursement by the Fund to the Adviser within three years after the fees have been waived and/or reimbursed.  Expenses waived and/or reimbursed by the Adviser may be recouped by the Adviser if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and/or reimbursement occurred. As of August 31, 2013, the Adviser did not recoup any previously waived expenses.  The Operating Expense Limitation Agreement will be in effect through at least December 31, 2014.  Waived and/or reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
8/31/2016	$131,161

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator.  U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals; and serves as the Fund’s fund accountant and transfer agent.  The officers of the Trust and the Chief Compliance Officer are employees of the Administrator.  A Trustee of the Trust is an officer of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration and accounting,

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Notes to Financial Statements – Continued
August 31, 2013

transfer agency, custody and chief compliance officer services for the period ended August 31, 2013 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.  A Trustee of the Trust is an interested person of the Distributor.

6.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

For The Period Ended
August 31, 2013

Shares sold	5,825,750
Shares issued to holders in reinvestment of dividends	69,616
Shares redeemed	—
Net increase in shares outstanding	5,895,366

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended August 31, 2013, were as follows:

	Purchases	Sales
U.S. Government Securities	$4,372,173	$—
Other	$70,829,008	$16,771,721

8.  FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at August 31, 2013, were as follows:

Aggregate	Aggregate		Federal
Gross	Gross		Income
Appreciation	Depreciation	Net	Tax Cost
$3,098,003	$(3,432,085)	$(334,082)	$60,454,171

At August 31, 2013, the most recently completed fiscal year end, components of distributable earnings (deficit) on a tax-basis were as follows:

Undistributed	Undistributed	Other		Total
Ordinary	Long-Term	Accumulated	Unrealized	Distributable
Income	Capital Gains	Losses	Appreciation	Earnings
$1,359,045	$—	$(75,407)	$(334,082)	$949,556

As of August 31, 2013, the Fund had no capital loss carryovers. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Notes to Financial Statements – Continued
August 31, 2013

year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended August 31, 2013, the Fund deferred on a tax basis, long term post-October losses (“late year losses”) of $65,440.

For the period ended August 31, 2013, the Fund paid the following distributions to shareholders:

Ordinary Income*	Long Term Capital Gains**	Total
$1,582,534	$7,484	$1,590,018

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
**	The Fund designates long term capital gain dividends pursuant to Sec. 852(b)(3)(C).

9.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of August 31, 2013, Minnesota Life Insurance and Comerica Bank owned 40.2% and 25.9% of the outstanding shares of the Fund, respectively.

10.  SUBSEQUENT EVENTS

On September 27, 2013, the Fund paid an income distribution in the amount of $694,157, or $0.11562031 per share.

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Report of Independent Public Accounting Firm

The Board of Trustees and Shareholders of
Advantus Strategic Dividend Income Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Advantus Strategic Dividend Income Fund (the Fund) (one of the portfolios constituting the Managed Portfolio Series) as of August 31, 2013, and the related statements of operations, and changes in net assets and the financial highlights for the period from September 12, 2012 (Inception) through August 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Advantus Strategic Dividend Income Fund (one of the portfolios constituting the Managed Portfolio Series) at August 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the period from September 12, 2012 (Inception) through August 31, 2012, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
October 30, 2013

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Additional Information (Unaudited)
August 31, 2013

Trustees and Officers
Number of
		Term of	Portfolios in	Principal	Other Directorships
	Position(s)	Office and	Trust	Occupation(s)	Held by Trustee
Name, Address	Held with	Length of	Overseen	During the Past	During the Past
and Age	the Trust	Time Served	by Trustee	Five Years	Five Years
Independent Trustees
Roel C. Campos, Esq.	Trustee	Indefinite	17	Partner, Locke Lord LLP	Director, WellCare
615 E. Michigan St.		Term; Since		(a law firm) (2011-Present);	Health Plans, Inc.
Milwaukee, WI 53202		April 2011		Partner, Cooley LLP	(2013-Present);
Age: 64				(a law firm) (2007-2011);	Director, Regional
				Commissioner, U.S.	Management Corp.
				Securities and Exchange	(2012-Present).
Commission (2002-2007).

David A. Massart	Trustee	Indefinite	17	Co-Founder and Chief	Independent Trustee,
615 E. Michigan St.		Term; Since		Investment Strategist,	ETF Series Solutions
Milwaukee, WI 53202		April 2011		Next Generation Wealth	(1 Portfolio)
Age: 46				Management, Inc.	(2012-Present).
(2005-Present).

Leonard M. Rush, CPA	Trustee	Indefinite	17	Chief Financial Officer,	Anchor Bancorp
615 E. Michigan St.		Term; Since		Robert W. Baird & Co.	Wisconsin, Inc.
Milwaukee, WI 53202		April 2011		Incorporated, (2000-2011).	(2011-Present);
Age: 67					Independent Trustee,
ETF Series Solutions
(1 Portfolio)
(2012-Present).

David M. Swanson	Trustee	Indefinite	17	Founder and Managing	Independent Trustee,
615 E. Michigan St.		Term; Since		Principal, SwanDog Strategic	Financial Investors
Milwaukee, WI 53202		April 2011		Marketing, LLC (2006-Present);	Variable Insurance
Age: 56				Executive Vice President,	Trust (5 Portfolios)
				Calamos Investments	(2006-Present).
(2004-2006).
Interested Trustee
Robert J. Kern*	Chairman,	Indefinite	17	Executive Vice President,	None
615 E. Michigan St.	and	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Trustee	January 2011		LLC (1994-Present).
Age: 54
Officers
James R. Arnold	President	Indefinite	N/A	Senior Vice President,	N/A
615 E. Michigan St.	and	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI	Principal	January 2011		LLC (2002-Present).
53202	Executive
Age: 56	Officer

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Additional Information (Unaudited) – Continued
August 31, 2013

Number of
		Term of	Portfolios in	Principal	Other Directorships
	Position(s)	Office and	Trust	Occupation(s)	Held by Trustee
Name, Address	Held with	Length of	Overseen	During the Past	During the Past
and Age	the Trust	Time Served	by Trustee	Five Years	Five Years
Deborah Ward	Vice	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	President,	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Chief	April 2013		LLC (2004-Present).
Age: 46	Compliance
Officer and
Anti-Money
Laundering
Officer
Brian R. Wiedmeyer	Treasurer	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	and	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Principal	January 2011		LLC (2005-Present).
Age: 40	Financial
Officer
Angela L. Pingel, Esq.	Secretary	Indefinite	N/A	Vice President and Counsel,	N/A
615 E. Michigan St.		Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		January 2011		LLC (2011-Present); Vice
Age: 42				President and Securities
Counsel, Marshall & Ilsley
Trust Company N.A. (2007-2010);
Assistant Vice President and
Counsel, U.S. Bancorp Fund
Services, LLC (2004-2007).
Ryan L. Roell	Assistant	Indefinite	N/A	Compliance Officer,	N/A
615 E. Michigan St.	Treasurer	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		September 2012		LLC (2005-Present).
Age: 40

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Additional Information (Unaudited) – Continued
August 31, 2013

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-888-964-0788.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-888-964-0788.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-888-964-0788, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the period ended August 31, 2013, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 2.12% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended August 31, 2013 was 2.12% for the Fund.

The percent of ordinary income distributions designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the period ended August 31, 2013 was 0.18%.

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Privacy Notice

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

(This Page Intentionally Left Blank.)

INVESTMENT ADVISER
Advantus Capital Management, Inc.
400 Robert Street, North
St. Paul, MN 55101-2098

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young, LLP
220 South Sixth Street, Suite 1400
Minneapolis, MN 55402-4509

LEGAL COUNSEL
Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
Portland, ME 04104

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-888-964-0788.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  (The registrant’s inception date was September 12, 2012 and, as such, there is only one fiscal year to present).  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund's tax returns and distribution calculations.  There were no “other services” provided by the principal accountant.  For the fiscal year ended August 31, 2013, the Fund’s principal accountant was Ernst & Young. The following table details the aggregate fees billed or expected to be billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 8/31/2013
Audit Fees	$14,000
Audit-Related Fees	$0
Tax Fees	$2,000
All Other Fees	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

FYE 8/31/2013
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2013
Registrant	$0
Registrant’s Investment Adviser	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                Managed Portfolio Series

By (Signature and Title*                    /s/James R. Arnold
James R. Arnold, President

Date     November 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/James R. Arnold
James R. Arnold, President

Date     November 7, 2013

By (Signature and Title)*                   /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date     November 7, 2013

* Print the name and title of each signing officer under his or her signature.